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                                                                    EXHIBIT 10.1

                           EMPOWER HEALTH CORPORATION

                  AMENDED AND RESTATED 1997 STOCK OPTION PLAN
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     PURPOSE.  The purpose of this Plan is to promote the interest of Empower
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Health Corporation, a Texas corporation, (the "Company") and its shareholders by providing an effective means to attract, retain and increase the commitment of certain individuals and to provide such individuals with additional incentive to contribute to the success of the Company.

1.  ELIGIBILITY.  Options may be granted under the Plan to directors and
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employees of, and advisors and consultants to, the Company, or of any parent or subsidiary of the Company (if any), provided, however, in the case of consultants or advisors, that such grant be in consideration of bona fide services rendered by such consultant or advisor and such services not be in connection with the offer or sale of securities in a capital-raising transaction. The Board of Directors or the Committee (defined below), as the case may be, shall select from such eligible class the individuals to whom Options shall be granted from time to time.

2.  ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board of
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Directors, or, if the board of Directors shall unanimously agree, by a committee
(the "Committee") consisting of at least two "non-employee directors," as defined in Rule 16b-3 ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In any event, at such time as the Company becomes a reporting company pursuant to registration of a class of its securities under Section 12 of the Exchange Act, the Plan shall be administered by such a Committee. A quorum of such Committee shall consist of a majority of the members of such Committee, or as may be otherwise provided in the Company's bylaws. The Committee shall hold meetings at such times and places and conduct its business at such meetings as it may determine, subject to any express provisions of the Company's bylaws. Acts of a majority of the Committee members attending at a meeting at which a quorum is present, or such acts as are reduced to or approved in writing by the majority of the members of the Committee, shall be the valid acts of the Committee. The Board of Directors or the Committee, as the case may be, shall from time to time in its discretion determine which individuals shall be granted Options, the amount of shares covered by such Options, and certain other specific terms and conditions of such Options subject to the terms and conditions contained herein. Notwithstanding anything in this Plan to the contrary, the full Board of Directors of the Company shall determine whether any member of the Committee shall be granted Nonqualified Stock Options (as defined below) under the Plan, the terms and provisions of the respective agreements evidencing such Options, the times at which such Options shall be granted, and the number of shares of Common Stock subject to each such Option and shall make all determinations under the Plan with respect to such Options (which determinations of the Board of Directors shall be conclusive).

          The Board of Directors or the Committee, as the case may be, shall have the sole authority and power, subject to the express provisions and conditions hereof, to construe this Plan and the Options granted hereunder, and to adopt, prescribe, amend, and rescind rules and regulations relating to this Plan, and to make all determinations necessary or advisable for administering this Plan. The Board or Committee shall also have the authority and power to
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modify any provision of this Plan to render the Plan consistent with any amendments to Rule 16b-3 or Form S-8 of the Securities Act of 1933, as amended (the "Securities Act"), including amendments which permit the grant of Options on terms which are less restrictive than the terms set forth herein. The interpretation by the Board or Committee of any provision of this Plan with respect to any incentive stock option granted hereunder shall be in accordance with section 422 of the Internal Revenue Code of 1986 and the regulations issued thereunder, as amended from time to time (the "Internal Revenue Code"), in order that the incentive stock options granted hereunder ("Incentive Stock Options") shall constitute "incentive stock options" within the meaning of section 422 of the Internal Revenue Code. Options granted under the Plan which are not intended to be Incentive Stock Options are referred to herein as "Nonqualified Stock Options." The term "Options" as used herein shall refer to Incentive Stock Options and Nonqualified Stock Options, either collectively or without distinction. The interpretation and construction by the Board or Committee, if any, of any provisions of the Plan or of any Option granted hereunder shall be final and conclusive. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted hereunder.

3.  SHARES SUBJECT TO THE PLAN.  Subject to the provisions of Section 6, the
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number of shares subject to Options granted hereunder shall not exceed 1,500,000 shares of the Company's authorized but unissued or reacquired Common Stock (the `Common Stock"). Such number of shares shall be subject to adjustment as provided in Section 5. Shares that by reason of the expiration, termination,
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cancellation or surrender of an Option are no longer subject to purchase pursuant to an Option granted under the Plan (other than by reason of exercise of such Option) may be reoptioned hereunder.

4.  TERMS AND CONDITIONS.
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    (A) Option Price. Each Option shall state the number of shares that may be purchased thereunder, shall expressly designate such Option as an Incentive Stock Option or a Nonqualified Stock Option, and shall state the option price per share (the "Option Price") which shall be paid in the manner specified in this Section 4(A) in order to exercise such Option. The Option Price Shall not
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be less than 100% of the fair market value of the shares on the day the Option is granted with respect to any incentive Stock Option granted hereunder, and not less than 85% of the fair market value of the shares on the date the Option is granted with respect to any Nonqualified Stock Option.

          For purposes of the Plan, the fair market value per share of the Common Stock on any date shall be deemed to be the closing price of the Common Stock on the principal national securities exchange on which the Common Stock is then listed or admitted to trading, if the Common Stock is then listed or admitted to trading on any national securities exchange. The closing price shall be the last reported sale price regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, as reported by said exchange. If the Common Stock is not then so listed on a national securities exchange, the fair market value per share of the Common Stock on any date shall be deemed to be the closing price (the last reported sale price regular way) in the over-the-counter market as reported by the

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Nasdaq National Market, if the Common Stock closing price is then reported on the Nasdaq National Market, or, if the Common Stock closing price of the Common Stock is not then reported by the Nasdaq National Market, shall be deemed to be the mean of the highest closing bid and lowest closing asked price. of the Common Stock in the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotation System ("Nasdaq"), or, if the Common Stock is not then quoted by Nasdaq, the quote as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Company for this purpose. If no member of the National Association of Securities Dealers, Inc. furnishes quotes with respect to the Common Stock of the Company, such fair market value shall be determined by resolution of the Board of Directors or the Committee, as the case may be. Notwithstanding the foregoing provisions of this Section 4(A), if the Board of
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Directors (or the Committee) shall at any time determine that it is impracticable to apply the foregoing methods of determining fair market value, the Board of Directors (or the Committee) is empowered to adopt other reasonable methods for such purpose. The Board of Directors (or the Committee) may engage the services of an independent qualified expert or experts to appraise the value of the Common Stock.

          Options under the Plan may be exercised by payment of the Option Price in cash, or, if there is an established trading market for the Common Stock, by delivery of the equivalent fair market value of Common Stock or by a "cashless exercise" procedure in which an Optionee is permitted to exercise an Option by arranging with the Company and his or her broker to deliver the appropriate Option Price from the concurrent market sale of the acquired shares, or by a combination of the foregoing procedures (as determined by the Committee or the Board of Directors). An employee's withholding tax due upon exercise of a Nonqualified Stock Option may be satisfied by a cash payment or, if permitted by the Committee or the Board of Directors, by delivery of the equivalent fair market value of the Common Stock or the retention from the exercise of a number of shares of Common Stock with a fair market value equal to the required withholding tax, as the Committee or the Board may permit.

          With respect to the exercise of any Nonqualified Stock Option, the Board or the Committee (or an authorized representative) shall advise the Optionee, upon receipt of notice of intent to exercise such Option, of the income tax withholding consequences to such Optionee of such exercise, the amount of the appropriate withholding tax and any other payments due by reason thereof. Such Optionee must satisfy all of the preceding payment requirements in order to receive stock upon exercise of such Option.

     (B) Option Period. Any Options granted pursuant to this Plan must be
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granted within ten years from the date the Plan was adopted by the Board of
Directors of the Company.

          Each Option shall state the date upon which it is granted. Each Option shall be exercisable during such period as is provided under the terms of the Option, but in no event shall an Option be exercisable after the expiration of ten years from the date of grant. Except in the case of death or disability, Incentive Stock Options may be exercised within three months (or for such shorter period as may be specified in the particular Option Agreement) after termination of

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employment to the extent such Options were exercisable at the date of termination, and Nonqualified Stock Options may be exercised after termination of employment or other service to the Company for such period as may be specified in the particular Option. In the event of the disability of an Optionee, Incentive Stock Options may be exercised for up to one year after disability of the Optionee, to the extent exercisable prior to the date of disability. NonquaIified Stock Options may be exercised following the Optionee's death or disability and Incentive Stock Options may be exercised following the Optionee's death by such Optionee or by his or her estate, heirs, or devisees, as the case may be, for such period thereafter as may be specified in the particular Option. Notwithstanding the foregoing, the Board of Directors or the Committee, as the case may be, shall have the power to change the vesting schedule or to extend the period of exercise (but not later than 10 years from the date of grant) of any Option which is then outstanding, subject to consultation with the Company's principal accounting officer regarding the accounting and tax consequences thereof

    (C) Assignability. An Incentive Stock Option granted under the Plan shall,
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by its terms, be non-transferable by the Optionee and shall be exercisable during the Optionee's lifetime only by such Optionee. A Nonqualified Stock option granted under the Plan shall be non-transferable by the Optionee other than by will or the laws of descent and distribution or, if approved in writing by the Committee and provided for in the Option Agreement, by transfer to a charitable organization, a family trust, or an immediate member of the Optionee's family. No Option shall be subject to levy, attachment or similar process. Upon any other attempt to transfer, assign, pledge or otherwise dispose of any Option, except as expressly permitted in this Section 4(C), such Option
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shall immediately terminate and become null and void.

    (D) Limit on 10% Shareholders. No Incentive Stock Option may be granted
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under this Plan to any individual who would, immediately after the grant of such
Incentive Stock Option directly or indirectly own more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary corporation unless (i) such Incentive Stock Option is granted at an Option Price not less than 110% of the fair market value of the shares on the date the Incentive Stock Option is granted, and (ii) such Incentive Stock Option expires on a date not later than five years from the date the Incentive Stock Option is granted.

    (E) Limits on Options. An individual may be granted one or more Options,
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provided that the aggregate fair market value (determined as of the time the
Option is granted) of Common Stock for which an individual may be granted Incentive Stock Options that are first exercisable in any calendar year (under all stock option plans of the Company and any parent or subsidiary corporations, if any) may not exceed $100,000.

    (F) Rights as Shareholder. An Optionee, or a holder of an Option by transfer
        ---------------------
or assignment pursuant to Section 4(C), shall have no rights with respect to any
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shares covered by an Option until the date of the issuance of a stock certificate for such shares and the recording of such issuance upon the Company's stock ledger by its duly appointed, regular transfer agent. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities

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or other property) or distributions or other rights for which the record date is prior to such date, except as provided in Section 5 hereof.
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         (G) Additional Provisions. The Options authorized under this Plan shall
             ---------------------
contain such other provisions as the Board or Committee shall deem advisable, including, without limitation, further restrictions upon the exercise of the Option. Any Incentive Stock Option shall contain such limitations and restrictions upon the exercise of the Option as shall be necessary in order that the Option shall be an "incentive stock option" as defined in section 422 of the Internal Revenue Code.

         (H) Compliance With Securities Laws. At the time of exercise of any
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Option, the Company may require the Optionee to execute any documents or take any action which may then be necessary to comply with the Securities Act and the rules and regulations adopted thereunder, or any other applicable federal or state laws regulating the sale and issuance of securities, and the Company may, if it deems necessary, include provisions in the Options to assure such compliance. The Company may from time to time change its requirements with respect to enforcing compliance with federal and state securities laws, including the request for, or insistence upon, letters of investment intent, such requirements to be determined by the Company in its judgment as necessary to assure compliance with said securities laws. Such changes may be made with respect to any particular Option or to any stock issued upon exercise thereof.

    5. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of any change in
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the number of issued and outstanding shares of Common Stock which results from a stock split, reverse stock split, the payment of a stock dividend or any other change in the capital structure of the Company, such as a merger, consolidation, reorganization or recapitalization, the Board or Committee shall appropriately adjust (a) the maximum number of shares which may be issued under this Plan, (b) the number of shares subject to each outstanding Option, and (c) the Option
Price per share thereof, so that upon exercise of the Option the Optionee shall receive the same number of shares the Optionee would have received had the Optionee been the holder of all shares subject to such outstanding Options immediately before the effective date of such change in the number of issued shares of the Common Stock of the Company. Any such adjustment shall not result in or entitle the Optionee to the issuance of fractional shares. Instead, appropriate adjustments to any such Option and, in the aggregate, all other options of the Company of the same class (that is, Incentive Stock Options or Nonqualified Options) held by each Optionee shall be made so that such Option and other options of the same class, if any, held by any such Optionee cover the greatest whole number of shares of the Common Stock which does not exceed the number of shares which would be covered applying such adjustments in the absence of any restriction on the issuance of fractional shares. Any excess fractional share shall be redeemed in cash at the then-current fair market value of the Common Stock (determined as provided in Section 4(A) hereof) multiplied by the
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appropriate fraction of a share.

    6. TERMINATION OR AMENDMENT OF THE PLAN. The Board of Directors or the
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Committee, as the case may be, may at any time suspend, amend, or terminate

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this Plan; provided, however, that except as set forth in Section 6 hereof, no
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amendment may, be adopted that will change the requirement that the Option Price be at least a specified percentage of the fair market value of the Common Stock or change the provisions required for compliance with section 422 of the Internal Revenue Code, except to conform to a change in the requirements of such law or regulations thereof. Except as otherwise specifically provided herein, neither the Board of Directors nor the Committee shall, without the approval of the shareholders of the Company, increase the aggregate number of shares that may be issued under this Plan or materially modify the requirements for eligibility for participation in this Plan. No amendment or termination of the Plan shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted under the Plan.

    7.  ADJUSTMENTS UPON LIQUIDATION OR MERGER.
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        (A) Liquidation or Dissolution. In the event of the proposed dissolution
            --------------------------
or liquidation of the Company, the Board of Directors or the Committee shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Board of Directors or the Committee, in its discretion, may provide for an Optionee to have the right to exercise his or her Option until fifteen (15) days prior to such transaction as to all of the Optioned Stock covered thereby, including shares as to which the Option would not otherwise by exercisable. In addition, the Board of Directors or the Committee may provide that any Company repurchase option applicable to any shares of Common Stock purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

    (B) Merger or Asset Sale. In the event of a merger of the Company with or
        --------------------
into another corporation in which the shareholders of the company immediately prior to the merger own less than a majority of the voting power of the Company immediately following the merger, or the sale of all or substantially all of the assets of the Company (each an "Acquisition"), each outstanding Option shall be assumed or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Board of Directors or the Committee shall have the right (but not any obligation) to accelerate all or a portion of the vesting and exercisability of any Option, including shares of Common Stock as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board of Directors or the Committee shall notify the Optionee in writing or electronically that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. Any Option shall terminate upon the consummation if it is not assumed, substituted or exercised prior to such consummation.

         For purposes of this subsection, the Option shall be considered assumed if, following the merger or sale of assets, the Option confers the right to purchase or receive, for

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each share of Common Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash or other securities or property) received in the merger or sale of assets by holders of Common Stock for each share of Common Stock held on the effective date of the transaction
(and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its parent, the Board of Directors or the Committee, may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each share of Common Stock subject to an Option, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

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